UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

☒	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hanesbrands Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V64799-P28009 Your Vote Counts! 101 N. CHERRY STREET WINSTON-SALEM, NC 27101 HANESBRANDS INC. 2025 Annual Meeting Vote by April 28, 2025 11:59 PM ET. For shares held in a Plan, vote by April 24, 2025 11:59 PM ET. You invested in HANESBRANDS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 29, 2025. Vote Virtually at the Meeting* April 29, 2025 9:00 a.m., Eastern time Virtually at: www.virtualshareholdermeeting.com/HBI2025 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the notice and proxy statement and annual report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Stephen B. Bratspies	For
1b.	Geralyn R. Breig	For
1c.	Colin Browne	For
1d.	Natasha C. Chand	For
1e.	Sharilyn S. Gasaway	For
1f.	Mark A. Irvin	For
1g.	James C. Johnson	For
1h.	John G. Mehas	For
1i.	Franck J. Moison	For
1j.	Robert F. Moran	For
1k.	William S. Simon	For
2.	To ratify the appointment of PricewaterhouseCoopers LLP as Hanesbrands' independent registered public accounting firm for Hanesbrands' 2025 fiscal year	For
3.	To approve, on an advisory basis, named executive officer compensation as described in the proxy statement for the Annual Meeting	For
4.	To approve the amendment of the Hanesbrands Inc. 2020 Omnibus Incentive Plan as described in the proxy statement for the Annual Meeting	For

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